                                                              Exhibit 99.(a)(25)

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                             ARTICLES SUPPLEMENTARY

          MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the "Corporation"), having its principal place of business at 1221 Avenue of the Americas, New York, New York 10020, does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:

          FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

          SECOND: The Board of Directors of the Corporation (the "Board of Directors"), at a meeting duly convened and held on February 6, 2006, adopted resolutions which:

          (a) eliminated through reclassification and/or reduction in number of shares, seven (7) portfolios of common stock of the Corporation, each portfolio consisting of two classes, designated as China Growth Portfolio - Class A, China Growth Portfolio - Class B, Gold Portfolio - Class A, Gold Portfolio - Class B, Large Cap Value Portfolio - Class A, Large Cap Value Portfolio - Class B, MicroCap Portfolio - Class A, MicroCap Portfolio - Class B, Mortgage-Backed Securities Portfolio - Class A, Mortgage-Backed Securities Portfolio - Class B, Municipal Bond Portfolio - Class A, Municipal Bond Portfolio - Class B, U.S. Equity Plus Portfolio - Class A and U.S. Equity Plus Portfolio - Class B, none of which portfolios or classes have any shares outstanding;

          (b) established four (4) additional portfolios of common stock of the Corporation, each portfolio consisting of two classes, designated as Systematic Active Large Cap Core Portfolio - Class A, Systematic Active Large Cap Core Portfolio - Class B, Systematic Active Small Cap Core Portfolio - Class A, Systematic Active Small Cap Core Portfolio - Class B, Systematic Active Small Cap Value Portfolio - Class A, Systematic Active Small Cap Value Portfolio - Class B, Systematic Active Small Cap Growth Portfolio - Class A and Systematic Active Small Cap Growth Portfolio - Class B;

          (c) reclassified and redesignated the authorized but unissued shares of common stock of the Corporation of certain portfolios and classes as follows:
(i) 500,000,000 shares of common stock of the Corporation formerly classified as shares of China Growth Portfolio - Class A, constituting all of the shares classified as shares of China Growth Portfolio - Class A, as shares of Systematic Active Large Cap Core Portfolio - Class A, (ii) 500,000,000 shares of common stock of the Corporation formerly classified as shares of China Growth Portfolio - Class B, constituting all of the shares classified as shares of China Growth Portfolio - Class B, as shares of Systematic Active Large Cap Core Portfolio - Class B, (iii) 500,000,000 shares of common stock of the Corporation formerly classified as shares of Gold Portfolio - Class A, constituting all of the shares classified as shares of Gold Portfolio - Class A, as shares of Systematic Active Small Cap Core Portfolio - Class A, (iv) 500,000,000 shares of common stock of the Corporation formerly classified as shows of Gold Portfolio - Class B, constituting all of the shares classified as shares of Gold Portfolio - Class B, as shares of Systematic Active Small Cap Core Portfolio - Class B, (v) 500,000,000 shares of common stock of the Corporation formerly classified as shares of Large Cap Value Portfolio - Class A, constituting all of the shares classified as shares of Large Cap Value Portfolio
- Class A, as shares of Systematic Active Small Cap Value Portfolio - Class A,
(vi) 500,000,000 shares of common stock of the Corporation formerly classified as shares of Large Cap Value Portfolio - Class B, constituting all of the shares classified as shares of Large Cap Value Portfolio - Class B, as shares of Systematic Active Small Cap Value Portfolio - Class B, (vii) 500,000,000 shares of common stock of the Corporation formerly classified as shares of MicroCap Portfolio - Class A, constituting all of the shares classified as shares of MicroCap Portfolio - Class A, as shares of Systematic Active Small Cap Growth Portfolio - Class A and (viii) 500,000,000 shares of common stock of the Corporation formerly classified as shares of MicroCap Portfolio - Class B, constituting all of the shares classified as shares of MicroCap Portfolio - Class B, as shares of Systematic Active Small Cap Growth Portfolio - Class B; and

          (d) reduced to zero the number of shares of common stock of the Corporation classified as Mortgage-Backed Securities Portfolio - Class A, Mortgage-Backed Securities Portfolio - Class B, Municipal Bond Portfolio - Class A, Municipal Bond Portfolio - Class B, U.S. Equity Plus Portfolio - Class A and U.S. Equity Plus Portfolio - Class B which results in the decrease in the aggregate number of shares of stock which the Corporation has authority to issue from thirty-two billion (32,000,000,000) shares of common stock to twenty-nine billion (29,000,000,000) shares of common stock.

          THIRD: The terms applicable to the classes of common stock reclassified and redesignated as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Amendment and Restatement of the Corporation, as amended and supplemented (the "Charter").

          FOURTH: As of immediately before the reclassification and redesignation of shares of certain classes, and the decrease in the number of authorized shares of stock of certain classes and the aggregate number of authorized shares of stock of all classes, as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was thirty-two billion (32,000,000,000) shares of common stock, having an aggregate par value of thirty-four million dollars ($34,000,000) and designated and classified in the following portfolios and classes:

                                                           NUMBER OF SHARES
                                                           OF COMMON STOCK
                                                           CLASSIFIED AND
     NAME OF CLASS                                         ALLOCATED
     Active International Allocation Portfolio - Class A      500,000,000 shares
     Active International Allocation Portfolio - Class B      500,000,000 shares
     China Growth Portfolio - Class A                         500,000,000 shares
     China Growth Portfolio - Class B                         500,000,000 shares
     Emerging Markets Debt Portfolio - Class A+               500,000,000 shares

     Emerging Markets Debt Portfolio - Class B+               500,000,000 shares
     Emerging Markets Portfolio - Class A                     500,000,000 shares
     Emerging Markets Portfolio - Class B                     500,000,000 shares
     Focus Equity Portfolio - Class A                         500,000,000 shares
     Focus Equity Portfolio - Class B                         500,000,000 shares
     Global Franchise Portfolio - Class A                     500,000,000 shares
     Global Franchise Portfolio - Class B                     500,000,000 shares
     Global Value Equity Portfolio - Class A                  500,000,000 shares
     Global Value Equity Portfolio - Class B                  500,000,000 shares
     Gold Portfolio - Class A                                 500,000,000 shares
     Gold Portfolio - Class B                                 500,000,000 shares
     International Equity Portfolio - Class A                 500,000,000 shares
     International Equity Portfolio - Class B                 500,000,000 shares
     International Growth Equity Portfolio - Class A          500,000,000 shares
     International Growth Equity Portfolio - Class B          500,000,000 shares
     International Magnum Portfolio - Class A                 500,000,000 shares
     International Magnum Portfolio - Class B                 500,000,000 shares
     International Real Estate Portfolio - Class A            500,000,000 shares
     International Real Estate Portfolio - Class B            500,000,000 shares
     International Small Cap Portfolio - Class A            1,000,000,000 shares
     Large Cap Relative Value Portfolio - Class A             500,000,000 shares
     Large Cap Relative Value Portfolio - Class B             500,000,000 shares
     Large Cap Value Portfolio - Class A                      500,000,000 shares
     Large Cap Value Portfolio - Class B                      500,000,000 shares
     MicroCap Portfolio - Class A                             500,000,000 shares
     MicroCap Portfolio - Class B                             500,000,000 shares
     Money Market Portfolio - Class A                       4,000,000,000 shares
     Money Market Portfolio - Class B                       2,000,000,000 shares
     Mortgage-Backed Securities Portfolio - Class A           500,000,000 shares
     Mortgage-Backed Securities Portfolio - Class B           500,000,000 shares
     Municipal Bond Portfolio - Class A                       500,000,000 shares
     Municipal Bond Portfolio - Class B                       500,000,000 shares
     Municipal Money Market Portfolio - Class A             4,000,000,000 shares
     Small Company Growth Portfolio - Class A                 500,000,000 shares
     Small Company Growth Portfolio - Class B                 500,000,000 shares
     U.S. Equity Plus Portfolio - Class A                     500,000,000 shares
     U.S. Equity Plus Portfolio - Class B                     500,000,000 shares
     U.S. Large Cap Growth Portfolio - Class A                500,000,000 shares
     U.S. Large Cap Growth Portfolio - Class B                500,000,000 shares
     U.S. Real Estate Portfolio - Class A                     500,000,000 shares
     U.S. Real Estate Portfolio - Class B                     500,000,000 shares
     TOTAL                                                 32,000,000,000 SHARES

     + The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Debt Portfolio - Class A and Emerging Markets Debt Portfolio - Class B, which have a par value of $0.003 per share.

          FIFTH: After giving effect to the reclassification and redesignation of shares of certain classes, and the decrease in the number of authorized shares of stock of certain classes and the aggregate number of authorized shares of stock of all classes, as set forth above, the total number of shares of stock of all classes that the Corporation has authority to issue is twenty-nine billion (29,000,000,000) shares of common stock, having an aggregate par value of thirty-one million dollars ($31,000,000) and designated and classified in the following portfolios and classes:

                                                              NUMBER OF SHARES
                                                              OF COMMON STOCK
                                                              CLASSIFIED AND
     NAME OF CLASS                                            ALLOCATED
     Active International Allocation Portfolio - Class A         500,000,000 shares
     Active International Allocation Portfolio - Class B         500,000,000 shares
     Emerging Markets Debt Portfolio - Class A+                  500,000,000 shares
     Emerging Markets Debt Portfolio - Class B+                  500,000,000 shares
     Emerging Markets Portfolio - Class A                        500,000,000 shares
     Emerging Markets Portfolio - Class B                        500,000,000 shares
     Focus Equity Portfolio - Class A                            500,000,000 shares
     Focus Equity Portfolio - Class B                            500,000,000 shares
     Global Franchise Portfolio - Class A                        500,000,000 shares
     Global Franchise Portfolio - Class B                        500,000,000 shares
     Global Value Equity Portfolio - Class A                     500,000,000 shares
     Global Value Equity Portfolio - Class B                     500,000,000 shares
     International Equity Portfolio - Class A                    500,000,000 shares
     International Equity Portfolio - Class B                    500,000,000 shares
     International Growth Equity Portfolio - Class A             500,000,000 shares
     International Growth Equity Portfolio - Class B             500,000,000 shares
     International Magnum Portfolio - Class A                    500,000,000 shares
     International Magnum Portfolio - Class B                    500,000,000 shares
     International Real Estate Portfolio - Class A               500,000,000 shares
     International Real Estate Portfolio - Class B               500,000,000 shares
     International Small Cap Portfolio - Class A               1,000,000,000 shares
     Large Cap Relative Value Portfolio - Class A                500,000,000 shares
     Large Cap Relative Value Portfolio - Class B                500,000,000 shares
     Money Market Portfolio - Class A                          4,000,000,000 shares
     Money Market Portfolio - Class B                          2,000,000,000 shares
     Municipal Money Market Portfolio - Class A                4,000,000,000 shares
     Small Company Growth Portfolio - Class A                    500,000,000 shares
     Small Company Growth Portfolio - Class B                    500,000,000 shares
     Systematic Active Large Cap Core Portfolio - Class A        500,000,000 shares
     Systematic Active Large Cap Core Portfolio - Class B        500,000,000 shares
     Systematic Active Small Cap Core Portfolio - Class A        500,000,000 shares
     Systematic Active Small Cap Core Portfolio - Class B        500,000,000 shares
     Systematic Active Small Cap Growth Portfolio - Class A      500,000,000 shares
     Systematic Active Small Cap Growth Portfolio - Class B      500,000,000 shares

     Systematic Active Small Cap Value Portfolio - Class A       500,000,000 shares
     Systematic Active Small Cap Value Portfolio - Class B       500,000,000 shares
     U.S. Large Cap Growth Portfolio - Class A                   500,000,000 shares
     U.S. Large Cap Growth Portfolio - Class B                   500,000,000 shares
     U.S. Real Estate Portfolio - Class A                        500,000,000 shares
     U.S. Real Estate Portfolio - Class B                        500,000,000 shares
     TOTAL                                                    29,000,000,000 SHARES

     + The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Debt Portfolio - Class A and Emerging Markets Debt Portfolio - Class B, which have a par value of $0.003 per share.

          SIXTH: The number of shares of stock of certain classes, and the aggregate number of shares of stock of all classes, that the Corporation has authority to issue has been decreased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law, and the shares of the portfolios and classes described above have been reclassified and redesignated by the Board of Directors under the authority contained in Article FIFTH, Section 3 of the Charter.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 27th day of March, 2006.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.


                                         By: /s/ Ronald E. Robison
                                             ---------------------
                                             Ronald E. Robison
                                             President

ATTEST:


/s/ Mary E. Mullin
------------------
Mary E. Mullin
Secretary

          THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


                                             /s/ Ronald E. Robison
                                             ---------------------
                                             Ronald E. Robison
                                             President